As filed with the Securities and Exchange Commission on May 17, 1996
                                                  Registration No. _____________

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

- --------------------------------------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

- --------------------------------------------------------------------------------


                                      NAC Re Corp.
- --------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

            Delaware                                      13-3297840
- -----------------------------------                 ---------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)

incorporation or organization)

     One Greenwich Plaza
     Greenwich, Connecticut                                06836-2568
- ----------------------------------                         ----------
(Address of principal executive offices)                   (Zip Code)

                       NAC Re Corp. Employee Savings Plan
                       ----------------------------------
                            (Full title of the plan)

                                 Celia R. Brown
                                    Secretary
                                  NAC Re Corp.
                               One Greenwich Plaza
                            Greenwich, CT  06836-2568
                                 (203) 622-5200
        -------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                         CALCULATION OF REGISTRATION FEE
   ---------------------------------------------------------------------------

                                       Proposed       Proposed
                                       maximum        maximum
                                        offering      aggregate
                                       price per      offering
                                       share (1)      price (1)    Amount of
Title of Securities    Amount to be                                registration
to be registered       registered (1)                                   fee
- -------------------------------------------------------------------------------
Participation
Interests in the NAC
Re Corp. Employee
Savings Plan. . . .  $7,312,500
Common Stock, $10
par value . . . .       225,000 shares   $32.50       $7,312,500     $2,521.55

================================================================================
(1) The Registration Statement relates to the additional shares of Common Stock that may be purchased under the NAC Re Corp. Employee Savings Plan.

(2) Estimated solely for the purpose of determining the registration fee. The 225,000 shares of Common Stock being registered represents the number of shares that would be purchased if $7,312,500, the estimated maximum anticipated employee savings and employer contributions which will be used to purchase Common Stock, were invested in Common Stock at an assumed price of $32.50 per share, such price being the average of the high and low prices reported in the consolidated reporting system for The New York Stock Exchange on May 15, 1996.

                    INFORMATION REQUIRED IN THE REGISTRATION
                                    STATEMENT


Item 3. Incorporation of Documents by Reference.

The contents of the Registration Statement on Form S-8, File No. 33-22841, are hereby incorporated by reference.

The documents listed in (a) through (c) below are incorporated by reference in this Registration Statement. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

(a) The latest annual report of the Company and of the NAC Re Corp. Employee Savings Plan (the "Plan"), filed pursuant to Section 13(a) or 15(d) of the Exchange Act.

(b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports referred to in (a) above.

          (c) The description of the Company's Common Stock contained in the Registration Statement on Form S-1 (No. 33-10710), including any amendment or report filed for the purpose of updating such description.


Item 6. Indemnification of Directors and Officers.

The Company is a Delaware corporation subject to Delaware General Corporation Law. Section 145 of the Delaware General Corporation Law empowers a corporation, within certain limitations, to indemnify its officers and directors against expenses, including attorneys' fees, judgments, fines and certain settlements, actually and reasonably incurred in any suit or proceeding to which they are parties as long as they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to a criminal action or proceeding, as long as they had no reasonable cause to believe their conduct to be unlawful.

The Company's Bylaws provide for indemnification for its directors and officers against all expenses and liabilities to the fullest extent permitted by Delaware law. At a 1986 Special Meeting of Stockholders, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation to add a provision, as permitted by the then newly enacted Section 102(b)(7) of the Delaware General Corporation Law. The amendment eliminates the personal liability of any director of the Company to the Company and its stockholders for monetary damages for breach of fiduciary duty as a director except (1) for breach of such director's duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for any transaction from which the director derived an improper personal benefit, or (4) for liability arising from the unlawful payment of dividends or unlawful repurchases or redemptions of stock.

At the 1987 Annual Meeting of Stockholders, the Company's stockholders authorized the Company to enter into Indemnification Agreements with its directors. The Indemnification Agreements specifically recite, among other things, that (1) defense costs will be automatically advanced, (2) the director will be entitled to indemnification unless there has been a final determination by a court that (a) the director was not entitled to indemnification or (b) the claim was excluded by the terms of the Agreement, (3) the director agrees to reimburse the Company upon final determination by a court that the director was not entitled to indemnification, (4) no subsequent amendment of Delaware law shall be given retroactive effect to reduce the indemnity provided and (5) no amendment of the Company's Bylaws shall be given retroactive effect to reduce the indemnity provided.

By the terms of the Indemnification Agreement, its benefits are secondary if a director has other indemnification or insurance coverage, and are not available at all with respect to (i) a judgment that a director (a) violated Section 16(b) of the Securities Exchange Act of 1934 or analogous provisions of law or (b) committed acts which were knowingly fraudulent, deliberately dishonest or constituted willful misconduct, or (ii) a judgment of a court with jurisdiction finally determining that indemnification is not lawful.

The Company's subsidiary, NAC Reinsurance Corporation ("NAC"), is a New York corporation. It is governed by the New York Business Corporation Law, and Sections 721 through 727 of that law state the guidelines for indemnification of directors and officers.

In general, the sections provide that a director or officer of NAC may be indemnified for reasonable expenses incurred in successfully defending a derivative action, except that no indemnity shall be provided for (i) amounts paid in settlement of a threatened or pending action with or without court approval, or (ii) expenses incurred in defending a threatened or pending action which is settled without court approval. Directors and officers may also be indemnified in non-derivative actions or threatened actions for reasonable expenses, including judgments, fines, amounts paid in settlement, and expenses incurred in connection therewith, provided that such director or officer acted in good faith for a purpose which he reasonably believed to be in the best interests of the corporation and, in criminal actions or proceedings, had no reasonable cause to believe that his conduct was unlawful.

NAC's Charter (certificate of incorporation) has been amended, with the approval of the New York Insurance Department, to incorporate the provisions of Section 402 of the New York Business Corporation Law. Subject to certain conditions, this provision limits or eliminates the personal liability of any director of NAC to NAC or its sole shareholder, the Company, for damages for any breach of duty in his capacity as a director. NAC's Bylaws also provide for indemnification for its directors and officers to the fullest extent permitted by New York law.

Additionally, the Company presently has directors' and officers' liability insurance coverage on a claims-made basis with a limit of $35 million. This coverage is subject to a $500,000 corporate reimbursement deductible.


Item 8. Exhibits.

The following documents are filed as part of this Registration Statement:

(4) Instruments defining rights of security holders, including indentures:
4.1 Rights Agreement dated as of June 9, 1988 by and between NAC Re Corporation and American Stock Transfer and Trust Company (the "Rights Agreement") incorporated herein by reference to Exhibit A to the Current Report on Form 8-K filed June 24, 1988
4.2 First Amendment to the Rights Agreement dated as of March 28, 1990 incorporated herein by reference to Exhibit A to the Current Report on Form 8-K filed April 2, 1990
4.3 Second Amendment to the Rights Agreement dated as of September 13, 1990 incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K filed September 21, 1990
4.4 Restated Certificate of Incorporation of NAC Re incorporated herein by reference to Exhibit 3.1 to the Annual Report on Form 10-K of NAC Re for the year ended December 31, 1990
(23)      Consent of Ernst & Young
(24)      Powers of attorney
(28) Information from reports furnished to state insurance regulatory authorities incorporated herein by reference to Exhibit 28 to the Annual Report on Form 10-K of NAC Re Corp. for the year ended December 31, 1995.

The Company has submitted the Plan and undertakes to submit any amendments to the Plan to the Internal Revenue Service (the "IRS") for a determination that the Plan is qualified under Section 401 of the Internal Revenue Code in a timely manner and has made and will make all changes required by the IRS in order to qualify the Plan.

Item 9. Undertakings.

          A.   The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15 (d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's and the Plan's annual reports pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut, on May 16, 1996.

                                   NAC RE CORP.
                                   (Registrant)


                                        By   /s/ CELIA R. BROWN
                                           .............................
                                           Celia R. Brown
                                           Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                            Title                      Date
- ---------                            -----                      ----


                                     Chairman of the Board,     May   16,   1996
                                     President and Chief
/s/ RONALD L BORNHUETTER*            Executive Officer
 .............................
Ronald L Bornhuetter

/s/ ROBERT A. BELFER*                Director                   May 16, 1996
 .............................
Robert A. Belfer


/s/ JOHN P. BIRKELUND*               Director                   May 16, 1996
 .............................
John P. Birkelund


/s/ C. W. CARSON, JR.*               Director                   May 16, 1996
 .............................
C.W. Carson, Jr.


/s/ TODD G. COLE*                    Director                   May 16, 1996
 .............................
Todd G. Cole

/s/ MICHAEL G. FITT*                 Director                   May 16, 1996
 .............................
Michael G. Fitt


/s/ DANIEL J. McNAMARA*              Director                   May   16,   1996
 .............................
Daniel J. McNamara


/s/ STEPHEN ROBERT*                  Director                   May 16, 1996
 .............................
Stephen Robert


/s/ WENDY J. STROTHMAN*              Director                   May 16, 1996
 .............................
Wendy J. Strothman


/s/ HERBERT S. WINOKUR, JR.*         Director                   May 16, 1996
 .............................
Herbert S. Winokur, Jr.

                                    Acting Chief Financial      May 16, 1996
/s/ JOHN N. ADIMARI                  Officer and Acting
 .............................        Treasurer
John N. Adimari

By CELIA R. BROWN, his or her attorney-in-fact and agent, pursuant to a power of attorney, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 24 hereto.

                                   By   /s/ CELIA R. BROWN
                                        ............................
                                        Celia R. Brown
                                        Secretary

The Plan.   Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut, on this 16th day of May, 1996.

                                        NAC Re Corp. Employee Savings Plan
                                        (The Plan)



                                        By   /s/ RONALD L. BORNHUETTER
                                             ...............................
                                             Ronald L. Bornhuetter
                                             Chairman, Pension and Savings
                                             Plan Committee


               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                  Title                        Date
        ---------                  -----                        ----

/s/ RONALD L BORNHUETTER             Chairman, Pension and
 ...........................          Savings Plan Committee     May 16, 1996
Ronald L Bornhuetter



/s/ MARTHA G. BANNERMAN              Member, Pension and
 ...........................          Savings Plan Committee     May 16, 1996
Martha G. Bannerman


/s/ CELIA R. BROWN                   Member, Pension and
 ...........................          Savings Plan Committee     May 16, 1996
Celia R. Brown

                                INDEX TO EXHIBITS



(4)            --      Instruments defining rights of security holders,
                       including indentures:
     4.1       --      Rights Agreement dated as of  June 9, 1988 by and between
                       NAC  Re Corporation and American Stock Transfer and Trust
                       Company (the  "Rights Agreement") incorporated  herein by
                       reference to Exhibit A to  the Current Report on Form 8-K
                       filed June 24, 1988
     4.2       --      First Amendment to the Rights Agreement dated as of March
                       28, 1990 incorporated herein by reference to Exhibit A to
                       the Current Report on Form 8-K filed April 2, 1990
     4.3       --      Second  Amendment to  the Rights  Agreement  dated as  of
                       September 13, 1990  incorporated herein  by reference  to
                       Exhibit  4.3 to  the  Current Report  on  Form 8-K  filed
                       September 21, 1990
     4.4       --      Restated   Certificate   of  Incorporation   of   NAC  Re
                       incorporated herein by reference  to Exhibit  3.1 to  the
                       Annual Report on Form 10-K of  NAC Re for the  year ended
                       December 31, 1990
(23)           --      Consent of Ernst & Young
(24)           --      Powers of attorney
(28)           --      Information  from  reports furnished  to  state insurance
                       regulatory authorities incorporated herein by reference to Exhibit 28 to the Annual Report on Form 10-K of NAC Re
                       Corp. for the year ended December 31, 1995.

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the NAC Re Corp. Employee Savings Plan of our report dated January 30, 1996, with respect to the consolidated financial statements and schedules of NAC Re Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995.



New York, New York
May 10, 1996                                 Ernst & Young LLP

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ ROBERT A. BELFER
                                            -----------------------------------
                                            Robert A. Belfer
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                               /s/ JOHN P. BIRKELUND
                                            ------------------------------
                                            John P. Birkelund
                                            Director


Dated:  April 17, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ RONALD L. BORNHUETTER
                                            ---------------------------
                                            Ronald L. Bornhuetter
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ C. W. CARSON, JR.
                                            ----------------------------------
                                            C. W. Carson, Jr.
                                            Director


Dated:  April 13, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ TODD G. COLE
                                            -----------------------------------
                                            Todd G. Cole
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ MICHAEL G. FITT
                                            ----------------------------
                                            Michael G. Fitt
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ DANIEL J. McNAMARA
                                            --------------------------------
                                            Daniel J. McNamara
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ STEPHEN ROBERT
                                            ---------------------------------
                                            Stephen Robert
                                            Director


Dated:  April 11, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in her capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set her hand.



                                            /s/ WENDY J. STROTHMAN
                                            ------------------------------
                                            Wendy J. Strothman
                                            Director


Dated:  April 12, 1996

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman, Celia R. Brown and John N. Adimari and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to do any and acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of Common Stock of NAC Re Corp. to be issued in connection with, and participation interests in, the NAC Re Corp. Employee Savings Plan and, specifically, but without limiting the generality of the foregoing, to sign the name of the undersigned in his capacity as director of NAC Re Corp. to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to said Registration Statement and to any and all instruments and documents filed as a part of or in connection with said Registration Statement, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                            /s/ HERBERT S. WINOKUR, JR.
                                            -----------------------------
                                            Herbert S. Winokur, Jr.
                                            Director


Dated:  April 11, 1996